UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 23, 2018

Date of Report (Date of earliest event reported)

Cars.com Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37869	81-3693660
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

300 S. Riverside Plaza, Suite 1000

Chicago, Illinois 60606

(Address of principal executive offices)

(312) 601-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.Other Events.

On February 23, 2018, Cars.com Inc. (the “Company”) issued a press release announcing that the Company had received a notice on February 22, 2018 from Starboard Value and Opportunity Master Fund Ltd. (“Starboard”) of Starboard’s intention to nominate individuals to the Company’s Board of Directors at the Company’s 2018 Annual Meeting of Stockholders. A copy of the Company’s press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Important Shareholder Information and Where You Can Find It

The Company plans to file with the SEC and mail to its shareholders a definitive proxy statement and accompanying definitive WHITE proxy card in connection with the Company’s 2018 Annual Meeting of Stockholders. The definitive proxy statement will contain important information about the Company, the 2018 Annual Meeting of Stockholders and related matters. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION.

The Company, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the Cars.com 2018 Annual Meeting of Stockholders. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company will be set forth in the definitive proxy statement, the accompanying definitive WHITE proxy card and other relevant solicitation materials and in Form 3s and Form 4s filed by the Company’s directors and executive officers after the date of the definitive proxy statement. These documents (when they become available), and any and all documents filed by the Company with the SEC, may be obtained by investors and shareholders free of charge on the SEC’s website at www.sec.gov. Copies will also be available at no charge on the Company’s website at www.Cars.com.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Cars.com Inc. Press Release, dated February 23, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cars.com Inc.

Date: February 23, 2018	By:	/s/ James F. Rogers
James F. Rogers Chief Legal Officer